UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2023, the stockholders of Spero Therapeutics, Inc. (the “Company”) approved an amendment to the Company’s 2017 Stock Incentive Plan (as amended, the “2017 Plan”) to increase in the number of shares of the Company’s common stock authorized for issuance under the 2017 Plan by 2,500,000 shares.

A detailed summary of the material features of the 2017 Plan is set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on September 1, 2023. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2017 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2023, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to reflect new Delaware law provisions regarding officer exculpation and to add a federal forum selection clause (together, the “Charter Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s stockholders at the Annual Meeting. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Stockholders

(a) On October 5, 2023, the Company held its Annual Meeting. Of the 52,716,289 shares of common stock issued and outstanding and eligible to vote as of the record date of August 11, 2023, a quorum of 34,114,072 shares, or 64.71% of the outstanding shares, were present in person or by proxy.

(b) The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s board of directors as Class III directors until the Company’s 2026 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Milind Deshpande, Ph.D.	18,831,596	2,696,363	12,586,113
Ankit Mahadevia, M.D.	21,412,529	115,430	12,586,113
Kathleen Tregoning	20,945,300	582,659	12,586,113

2. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
33,997,793	62,995	53,284	0

3. The advisory vote of the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,123,647	1,145,027	259,285	12,586,113

4. The advisory vote of the frequency of holding an advisory vote on compensation of the Company’s named executive officers was ratified as one year, based on the following votes:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
20,741,824	35,775	171,220	579,140	12,586,113

5. The amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,915,583	578,765	33,611	12,586,113

6. The amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to add a federal forum selection clause was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,336,574	168,709	22,676	12,586,113

7. The amendment to the 2017 Plan was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,839,570	1,661,568	26,821	12,586,113

Accordingly, after consideration of these voting results and other factors, the Company’s board of directors has determined that the Company will hold future advisory votes of stockholders to approve the compensation of the named executive officers on an annual basis until the next non-binding stockholder vote on the frequency of stockholder votes on executive compensation, or until the Company’s board of directors otherwise determines a different frequency for such non-binding votes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Registrant, as filed with the Secretary of State of the State of Delaware on October 6, 2023.

10.1#	Spero Therapeutics, Inc. 2017 Stock Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2023	SPERO THERAPEUTICS, INC.

	By:	/s/ Tamara Joseph
Tamara Joseph
Chief Legal Officer

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